Other payables	12 Months Ended
Sep. 30, 2024
Notes and other explanatory information [abstract]
Other payables

23.	Other payables

Technology Partnerships Canada (“TPC”) projects were long-term (up to 30 years) commencing with an R&D phase, followed by a benefits phase – the period in which a product, or a technology, could generate revenue for the Company. In such cases, repayments would flow back to the program according to the terms and conditions of the Company’s contribution agreement.

In June 2018, the contribution agreement was amended and is included at its net present value in other payables. Further, in September 2024, the agreement was further amended with amended terms and conditions for the repayment of the debt with new payment schedule. Consequently, the old debt was de-recognised in the books of accounts and the new debt was introduced with first payment starting in July 2025 and final payment to be discharged in July 2031.

The following table represents changes in the provision for repayments to Industry Canada.

	September 30, 2024	September 30, 2023
Opening balance	984	798
Interest accretion	490	186
Debt extinguishment	(1,474)	—
Recognition of new debt	370	—
Interest accretion on new debt	9	—
Ending balance	379	984
Less: current portion of the provision (included in Trade and other payables)	(36)	(661)
Ending balance of long-term portion	343	323

Following is the payment schedule for TPC:

Year	Amount
2025	155
2026	132
2027	132
2028	132
2029	132
2030	132
2031	132